LiveVox Enterprise Connect Update March 2023

© LiveVox 2023PROPRIETARY Forward-Looking Statements; Non-GAAP Information 2 This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. None of LiveVox Holdings, Inc. (the “Company” or “LiveVox”) or its affiliates has authorized anyone to provide interested parties with additional or different information. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of the Company. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this presentation. Some of the forwardlooking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this presentation, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this presentation constitute LiveVox’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to LiveVox, that may cause LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that LiveVox believes to be reasonable, there is no assurance that the expected results will be achieved. LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements in this presentation. The Company discloses important factors that could cause its actual results to differ materially from its expectations in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 2, 2023, and its other filings with the SEC. These factors include risks or liabilities assumed as a result of our ability to meet financial and operating guidance, ability to achieve financial targets, and successfully manage capital expenditures; risks related to the high level of competition in the cloud contact center industry and the intense competition and competitive pressures from other companies in the industry in which the Company operates; risks related to the Company’s reliance on information systems and the ability to properly maintain the confidentiality and integrity of data; risks related to the occurrence of cyber incidents or a deficiency in cybersecurity protocols; risks related to the ability to obtain third-party software licenses for use in or with the Company’s products; general economic and business conditions; the impact of COVID-19 on LiveVox’s business; risks related to our intellectual property rights, risks related to our ability to secure additional financing on favorable terms, or at all, to meet our future capital needs; increased taxes and surcharges (including Universal Service Fund, whether labeled a “tax,” “surcharge,” or other designation) on our products which may increase our customers’ cost of using our products and/or increase our costs and reduce our profit margins to the extent the costs are not passed through to our customers, and our potential liability for past sales and other taxes, surcharges and fees; changes in government regulation applicable to the collections industry or any failure of us or our customers to comply with existing regulations; changes in base interest rates and significant market volatility on the Company’s business, the Company’s industry and the global economy. Accordingly, you should not place undue reliance on any of the Company’s forward-looking statements. All forward-looking statements speak only as of the date on which such statements are made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin, EBITDA and Adjusted EBITDA. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. While management believes such measures are useful for investors because they allow for greater transparency with respect to key financial metrics, they should not be used as a replacement for financial measures that are in accordance with GAAP. LiveVox does not, nor does any of its directors, officers, employees, advisors, representatives or agents, make any representation or warranty of any kind, express or implied, as to the accuracy or completeness of the information contained in this presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this presentation. This presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third-party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third-party information. This presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

© LiveVox 2023PROPRIETARY 2020 LiveVox acquires SpeechIQ 2019 LiveVox acquires Teckst 2014 Added first microservices to AWS 2003 Initial VC round completed History and Product Evolution 3 2009 Inbound CCaaS product launch Jun. 2021 LiveVox goes public (NASDAQ: LVOX) 2000 2009 2011 2014 2018 2019 2000 LiveVox founded 2003 2011 Launch outbound compliance solutions Nov. 2022 John DiLullo joins as new CEO 2021 Completed migration of microservices architecture to AWS public cloud COVID-19 PandemicGlobal Financial Crisis 2020 2021 Nov. 2022 Dec. 2022 2023 2014 Golden Gate Capital acquires LiveVox 2018 Contact Center CRM and Omni-Channel Communication Dec. 2022 Q4’22 – First positive Adj. EBITDA quarter as a public company 2023 Launched initiatives to improve sales growth, profitability and FCF Revamped GTM strategy, realigned workforce Corporation Milestones Capability Expansion M&A Landmarks

LiveVox at a Glance

- LiveVox is a **native public cloud-based CCaaS** platform serving the **largest enterprises and BPOs**, primarily in the U.S.
- Seamlessly integrates omnichannel communications, AI, CRM and WEM to **economically maximize agent productivity**
- Offers **100% IP / web-based agent interfaces** that provide access to all customer touchpoints from a **unified portal**
- Highly differentiated architecture with a **reliable and auto-scaling multi-tenant cloud** fully deployed on AWS infrastructure
- Products primarily sold direct to end users on a **flexible consumption-based model**; appealing to BPOs and Outsourcers
- Significant traction becoming a **best-in-class inbound care** solution with a rapidly growing customer base outside collections
- **Market leading capabilities in outbound voice**, particularly for highly regulated industries with stringent compliance needs
- Headquartered in San Francisco with regional offices in Colombia and India, 520+ global employees

Recognized Innovator in CCaaS

Frost & Sullivan	Aragon Research



Frost Radar™
GROWTH INDEX
INNOVATION INDEX
Genesys
NICE
Five9
Alvaria
Dialpad
Cisco
Avaya
8x8
SharpenCX
Bright Pattern
Vonage
Thrio
Mitel
LIVEVOX



Contender
Leader
Specialist
Innovator
NEC
Alvaria
Mitel
Unify
Genesys
Avaya
Cisco
NICE
Five9
Vonage
8x8
Intermedia
Talkdesk
LIVEVOX
Dialpad

Forrester	*Recognized as a Contender in The Forrester Wave for CCaaS Providers*

Cloud Security and Resiliency

PCI DSS COMPLIANT | AICPA SOC | HIPAA COMPLIANT | FedRAMP — *Pursuing FedRAMP certification*

4 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

© LiveVox 2023PROPRIETARY LiveVox by the Numbers - 2022 5 (1) Cash balance includes cash and cash equivalents & marketable securities. (2) Revenue denominated in United States dollars. (3) Calculated based on LTM MRR. (4) Represents ARPU as of Q4’22 excluding political. Denotes average revenue per agent per month. 50% + Non-voice Revenue 3- year CAGR (2019-2022) 99% % Recurring Revenue $136M / 14% Revenue / YoY Growth $143M / 16% ARR / YoY Growth Increase Recurring Revenue Scale $69M Cash Balance <$1M Capital Expenditure $0.5M Q4 2022 Adj. EBITDA 68% Q4 2022 Gross Margin Investing in Profitable Growth 23% % Non-Voice Revenue ~47% Inbound / ~53% Outbound Q4 2022 Talk Minutes ~72% % Enterprise and Diversified BPOs Revenue 99%+ % U.S. Revenue Revenue Mix 34 2022 $1M+ ARR Customers ~$400K 2022 Annualized Revenue per Customer ~$185 2022 ARPU Large and Sticky Customers (4) (1) (2) ~113% CY2022 Net Revenue Retention (3)

A Cloud Native CCaaS Platform Built for Scale



Cloud Native CCaaS Solution
REPAY BillingTree
Payment Capture Integrations
VERINT
CALABRIO
WFO Integrations
NICE
CommunityWFM
Workforce Management
Agent Ticketing
Unified Customer Profiles
Multichannel Campaign Configuration
CRM Integrations
CGI
jack henry
AI Integrations
Google
aws
uniphore
skit.ai
OpenAI
LIVEVOX
Best of Breed CCaaS Platform
Voice Inbound / Outbound
Virtual Agents & Bots
SMS, Email & Chat
SuccessKPI
Performance Analysis
Quality Management
CPaaS Integrations
sinch
twilio
plivo
Speech Integrations
CallMiner
CRESTA

Unique agent experience: with every form of contact to the customer visible from a single interface

Maximized agent productivity: through seamless integrations (e.g., omnichannel, AI, CRM, WEM)

Blended inbound / outbound: industry leader in outbound voice with proven inbound care

100% multi-tenant public cloud: auto-scaling AWS infrastructure with Zero Trust framework

Scalable architecture: with 400+ open APIs / ETLs to support enterprise-grade deployments

95% self configurable: by non-IT staff for operational business flexibility and reduced TCO

6
PROPRIETARY

© LiveVox 2023
LIVEVOX

Addressing a Massive and Growing Cloud Opportunity

Expanding Beyond the Outbound Use Case

McKinsey believes that 22% of the ***$250B contact center labor market will be automated*** *by 2030*



CC Enterprise
$27B
Blended Enterprise
OB + IB CC Spend
$15B
OB Enterprise
$4B
OB
Collections
$1B
Rapid expansion across inbound / outbound use cases which now represent ~2/3rd of revenue
Outbound collections still represent ~1/3rd of revenue

Penetrating Legacy On-Prem Contact Center Software



Total Seats
~17.5M
~17.5M
On Premise
Cloud
~75%
~25%
~15% Cloud CAGR
~50%
~50%
CY2022E
CY2023E
CY2024E
CY2025E
CY2026E

7
PROPRIETARY | © LiveVox 2023

Source: Industry Analyst Estimates

LIVEVOX

Natural Adjacencies Provide Ample Growth Opportunities

LiveVox Expansion Opportunities…

- Increase Channel / VAR partnerships
- Remove the mid-market floor – leverage a more product-led growth strategy
- Embrace more dedicated "Care" use cases
- Expand opportunistically into international
- Cultivate government opportunities with FedRAMP certification

…Open the Aperture for Growth



Channels
Overly-narrow historical TAM
Midmarket
International
Opening the aperture to more opportunity
Care
Federal
Historical -TAM
New Strategy - TAM

8
PROPRIETARY
© LiveVox 2023

Opening the Aperture through Partnerships

LiveVox is deploying a partnership-oriented growth strategy, focused on multiple types of partnership.

Distribution

Value-added Resellers

More to be announced…

Agents/Distributors

Technology

Application Platform Providers

Omnichannel

Resource Management

AI, Speech and Analytics

9 | PROPRIETARY | © LiveVox 2023

Customer Profile at a Glance

- Large, blue-chip customer base reliant on LiveVox's solutions with ARPC of ~$400K in CY2022
- Scalability and platform sophistication attracts large enterprise and diversified BPO customers, representing ~72% of CY2022 revenue
- Historically focused on U.S., which represents 99%+ of total revenue in CY2022
- Deep competitive moat when customers require regulatory monitoring and reporting

10 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

© LiveVox 2023PROPRIETARY Strong Tailwinds Seen in the Business 11 Increasing Agent Productivity… …Leading to Higher Per Agent Revenue $100 $150 $200 $250 $300 $350 $400 $450 100 150 200 250 300 350 400 A ve ra g e R e ve n u e P e r A g e n t ( K ) C u st o m e r C o u n t Customer Count ARPC (Excl. Political) - Annualized (1) Average revenue per customer. (1) 5,000 5,500 6,000 6,500 7,000 7,500 8,000 Agent Productivity Gains with LiveVox Minutes per Agent per Month Minutes/Agent/mo Minutes/Agent/Year 2020 2021 2022 Clients experience sharp increase in productivity in initial years and incremental improvement thereafter

© LiveVox 2023PROPRIETARY $93 $103 $119 $136 2019 2020 2021 2022 Voice & Connectivity Non-Voice Key Points • Omnichannel and AI compose the majority of LiveVox revenue, demonstrating strength in customer experience management • Non-voice revenues are growing the fastest as the Company continues to successfully execute on its expanding playbook • All revenue is recurring other than professional services, which represents < 3% of revenue Strong Revenue Growth Beyond Voice & Connectivity 12 Revenue by Product Category ($Millions) (1) CAGR from 2019 through 2022. 23%

© LiveVox 2023PROPRIETARY Credit Cycle Trending Towards Normalization 13 3.4% 3.5% 3.3% 3.8% 4.7% 5.3% 5.5% 5.9% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Actuals Moody's Forecast Consumer Credit Card Loan Balances Personal Saving Rate (% of Disposable Personal Income) Moody’s Default Rate Forecast ($Billions) $952 $0 $200 $400 $600 $800 $1,000 Source: St. Louis Fed, Equifax, Moody’s Analytics. 9% 34% 26% 5%

© LiveVox 2023PROPRIETARY Where We Are Today – Core Operating Metrics 14 64% 62% 59% 59% 60% 64% 66% 68% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Gross Profit Margin $14 $161 $105 $97 $80 $77 $70 $69 $36 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Cash Balance (1) Annualized Recurring Revenue (“ARR”) is calculated as the sum of the most recent quarter of (i) recurring subscription amounts and (ii) platform usage charges for all customers, multiplied by 4. (2) Cash includes cash, cash equivalents and marketable securities. The cash portion of the pre-IPO equity plan that had yet to be paid out due to timing of the deal relative to the 6/30 quarter end. (2) (2) ($Millions) ($Millions) ($Millions) ($0) ($3) ($6) ($7) ($8) ($6) ($1) $1 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Adj. EBITDA $109 $114 $120 $123 $126 $130 $138 $143 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 ARR (1)

Financial Information

© LiveVox 2023PROPRIETARY 16 1Q23 and FY23 Guidance ($ in Millions) Q1'23 Y/Y Growth (%) FY2023 Y/Y Growth (%) Total Revenue $34.0 - $35.0 6% - 9% $143.0 - $148.0 5% - 9% Adjusted EBITDA $0.0 - $0.5 $3.0 - $6.0 Gross Margin (%) 68% - 69% ~70%

Historical Quarterly Financials, cont. (Non-GAAP)

	2019					2020				
($ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Revenue	$ 21.0	$ 22.4	$ 24.0	$ 25.3	**$ 92.8**	$ 26.5	$ 22.5	$ 25.4	$ 28.1	**$ 102.5**
Cost of Revenue	8.1	8.6	8.6	8.6	**33.9**	9.0	8.6	8.7	9.2	**35.5**
Gross Profit	12.9	13.9	15.4	16.7	**58.9**	17.5	13.9	16.7	19.0	**67.1**
Gross Margin (%)	*61.4%*	*61.8%*	*64.1%*	*65.9%*	***63.4%***	*66.1%*	*61.6%*	*65.9%*	*67.4%*	***65.4%***
Sales & Marketing	4.7	5.0	6.0	5.2	**21.0**	7.4	6.5	6.0	6.8	**26.7**
General & Administrative	2.3	2.3	2.6	2.7	**10.0**	2.8	3.0	2.9	3.3	**12.0**
Research & Development	3.4	3.5	3.6	4.2	**14.6**	4.7	4.7	5.1	5.4	**19.9**
Operating Expenses	10.4	10.8	12.2	12.2	**45.6**	14.9	14.2	14.0	15.5	**58.6**
Adjusted EBITDA	$ 2.4	$ 3.1	$ 3.2	$ 4.6	**$ 13.3**	$ 2.7	$ (0.3)	$ 2.7	$ 3.5	**$ 8.5**

	2021					2022				
($ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Revenue	$ 27.9	$ 28.9	$ 30.5	$ 31.9	**$ 119.2**	$ 32.1	$ 33.0	$ 35.3	$ 35.7	**$ 136.0**
Cost of Revenue	10.2	11.1	12.4	13.1	**46.7**	12.7	11.8	11.9	11.4	**47.7**
Gross Profit	17.8	17.8	18.1	18.8	**72.6**	19.4	21.2	23.4	24.3	**88.3**
Gross Margin (%)	*63.6%*	*61.7%*	*59.5%*	*59.0%*	***60.9%***	*60.4%*	*64.2%*	*66.3%*	*68.1%*	***64.9%***
Sales & Marketing	8.2	9.1	11.1	12.3	**40.7**	13.4	13.5	12.4	11.3	**50.6**
General & Administrative	3.8	4.6	6.0	6.3	**20.7**	6.7	6.3	5.9	6.3	**25.3**
Research & Development	6.0	6.7	7.3	7.2	**27.2**	7.6	6.9	6.6	6.2	**27.2**
Operating Expenses	17.9	20.4	24.4	25.8	**88.6**	27.7	26.7	24.9	23.8	**103.1**
Adjusted EBITDA	$ (0.2)	$ (2.6)	$ (6.3)	$ (7.0)	**$ (16.0)**	$ (8.3)	$ (5.6)	$ (1.5)	$ 0.5	**$ (14.8)**

Note: The quarterly financial information for 1Q 2019 through 4Q 2022 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports filed with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

17 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

Historical Quarterly Financials (GAAP)

	2019					2020				
($ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Revenue	$ 21.0	$ 22.4	$ 24.0	$ 25.3	**$ 92.8**	$ 26.5	$ 22.5	$ 25.4	$ 28.1	**$ 102.5**
Cost of Revenue	8.9	9.3	9.4	10.7	**38.3**	10.0	9.6	9.7	10.2	**39.5**
Gross Profit	12.1	13.1	14.6	14.7	**54.5**	16.5	12.9	15.7	17.9	**63.1**
Gross Margin (%)	*57.7%*	*58.4%*	*60.9%*	*57.9%*	***58.8%***	*62.4%*	*57.3%*	*61.9%*	*63.7%*	***61.5%***
Sales & Marketing	5.1	5.4	6.4	7.5	**24.4**	8.1	7.0	6.6	7.4	**29.0**
General & Administrative	2.5	2.5	3.0	8.9	**16.9**	3.1	3.4	3.2	4.6	**14.3**
Research & Development	3.4	3.5	3.6	6.1	**16.6**	4.7	4.8	5.2	5.5	**20.2**
Operating Expenses	11.0	11.4	13.0	22.6	**58.0**	15.9	15.1	15.0	17.5	**63.5**
Operating Income (Loss)	1.1	1.7	1.6	(7.9)	**(3.5)**	0.6	(2.2)	0.8	0.5	**(0.4)**
Interest Expense, Net	0.9	0.8	0.8	0.8	**3.3**	1.0	1.0	1.0	1.0	**3.9**
Other Expense (Income), Net	(0.0)	(0.0)	(0.0)	0.0	**(0.0)**	0.1	(0.0)	(0.0)	0.1	**0.2**
Income Taxes	0.1	0.3	(0.4)	0.2	**0.1**	0.1	0.4	0.1	(0.3)	**0.2**
Net Income	$ 0.1	$ 0.6	$ 1.3	($ 8.9)	**($ 6.9)**	($ 0.6)	($ 3.5)	($ 0.3)	($ 0.2)	**($ 4.6)**

	2021					2022				
($ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Revenue	$ 27.9	$ 28.9	$ 30.5	$ 31.9	**$ 119.2**	$ 32.1	$ 33.0	$ 35.3	$ 35.7	**$ 136.0**
Cost of Revenue	11.2	21.6	13.5	14.4	**60.6**	13.6	12.5	12.9	12.0	**51.1**
Gross Profit	16.8	7.3	17.0	17.5	**58.6**	18.5	20.4	22.4	23.7	**85.0**
Gross Margin (%)	*60.0%*	*25.2%*	*55.8%*	*54.9%*	***49.1%***	*57.5%*	*62.0%*	*63.4%*	*66.4%*	***62.5%***
Sales & Marketing	8.9	27.7	12.2	13.5	**62.3**	14.7	15.0	13.8	12.7	**56.2**
General & Administrative	4.9	24.6	7.6	7.5	**44.7**	7.5	7.5	7.2	8.4	**30.6**
Research & Development	6.2	30.2	8.1	8.1	**52.6**	8.5	8.2	7.6	7.2	**31.4**
Operating Expenses	20.0	82.5	28.0	29.1	**159.6**	30.6	30.7	28.6	28.3	**118.2**
Operating Income (Loss)	(3.2)	(75.2)	(11.0)	(11.6)	**(101.0)**	(12.1)	(10.2)	(6.2)	(4.6)	**(33.2)**
Interest Expense, Net	0.9	0.9	1.0	0.8	**3.7**	0.7	0.7	0.9	1.1	**3.4**
Other Expense (Income), Net	(0.0)	(0.3)	(0.8)	(0.6)	**(1.7)**	(0.5)	0.0	0.5	(0.1)	**0.0**
Income Taxes	0.0	0.1	0.1	(0.0)	**0.2**	0.5	(0.2)	0.2	0.3	**0.8**
Net Income	($ 4.2)	($ 75.8)	($ 11.3)	($ 11.8)	**($ 103.2)**	($ 13.0)	($ 10.8)	($ 7.8)	($ 5.9)	**($ 37.5)**

Note: The quarterly financial information for 1Q 2019 through 4Q 2022 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports filed with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

18 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

Historical Quarterly Financials, cont. (Non-GAAP)

	2019					2020				
($ in millions)	**1Q**	**2Q**	**3Q**	**4Q**	**FY**	**1Q**	**2Q**	**3Q**	**4Q**	**FY**
GAAP Gross Profit	$ 12.1	$ 13.1	$ 14.6	$ 14.7	**$ 54.5**	$ 16.5	$ 12.9	$ 15.7	$ 17.9	**$ 63.1**
Gross profit adjustments										
Depreciation and Amortization	0.8	0.8	0.8	0.8	**3.1**	1.0	1.0	0.9	1.0	**3.8**
Stock Comp	0.0	0.0	0.0	0.1	**0.1**	0.0	0.0	0.1	0.1	**0.2**
Long Term Equity bonus	0.0	0.0	0.0	1.0	**1.0**	0.0	0.0	0.0	0.0	**0.0**
Restructure	0.0	0.0	0.0	0.2	**0.2**	0.0	0.0	0.0	0.0	**0.0**
Adjusted Gross Profit	$ 12.9	$ 13.9	$ 15.4	$ 16.7	**$ 58.9**	$ 17.5	$ 13.9	$ 16.7	$ 19.0	**$ 67.1**
Adjusted Gross Margin (%)	*61.4%*	*61.8%*	*64.1%*	*65.9%*	***63.4%***	*66.1%*	*61.6%*	*65.9%*	*67.4%*	***65.4%***

	2021					2022				
($ in millions)	**1Q**	**2Q**	**3Q**	**4Q**	**FY**	**1Q**	**2Q**	**3Q**	**4Q**	**FY**
GAAP Gross Profit	$ 16.8	$ 7.3	$ 17.0	$ 17.5	**$ 58.6**	$ 18.5	$ 20.4	$ 22.4	$ 23.7	**$ 85.0**
Gross profit adjustments										
Depreciation and Amortization	0.9	0.9	0.9	1.0	**3.8**	0.6	0.3	0.3	0.3	**1.6**
Stock Comp	0.1	0.0	0.2	0.3	**0.6**	0.3	0.4	0.3	0.3	**1.3**
Long Term Equity bonus	0.0	9.6	0.0	0.0	**9.6**	0.0	0.0	0.0	0.0	**0.0**
Restructure	0.0	0.0	0.0	0.0	**0.0**	0.0	0.0	0.4	0.0	**0.4**
Adjusted Gross Profit	$ 17.8	$ 17.8	$ 18.1	$ 18.8	**$ 72.6**	$ 19.4	$ 21.2	$ 23.4	$ 24.3	**$ 88.3**
Adjusted Gross Margin (%)	*63.6%*	*61.7%*	*59.5%*	*59.0%*	***60.9%***	*60.4%*	*64.2%*	*66.3%*	*68.1%*	***64.9%***

Note: The quarterly financial information for 1Q 2019 through 4Q 2022 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports filed with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

19 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

© LiveVox 2023PROPRIETARY 2019 2020 2021 2022 ($ in millions) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY GAAP Net Income $ 0.1 $ 0.6 $ 1.3 ($ 8.9) ($ 6.9) ($ 0.6) ($ 3.5) ($ 0.3) ($ 0.2) ($ 4.6) ($ 4.2) ($ 75.8) ($ 11.3) ($ 11.8) ($ 103.2) ($ 13.0) ($ 10.8) ($ 7.8) ($ 5.9) ($ 37.5) EBITDA Adjustments Depreciation and Amortization 1.2 1.2 1.2 1.3 4.9 1.5 1.5 1.5 1.5 6.1 1.6 1.6 1.6 1.7 6.6 1.3 1.1 1.1 1.2 4.7 Stock Comp 0.0 0.0 0.1 0.1 0.2 0.3 0.2 0.3 0.6 1.3 0.1 0.1 2.2 2.5 4.9 2.5 3.4 3.0 3.4 12.2 Long Term Equity bonus 0.0 0.0 0.0 9.0 9.0 0.0 0.0 0.0 0.0 0.0 0.4 69.3 (0.1) 0.0 69.6 0.0 0.0 0.0 0.0 0.0 Interest Expense, Net 0.9 0.8 0.8 0.8 3.3 1.0 1.0 1.0 1.0 3.9 0.9 0.9 1.0 0.8 3.7 0.7 0.7 0.9 1.1 3.4 Change in fair value of warrant 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (0.4) (0.3) (0.6) (1.2) (0.4) (0.1) 0.4 0.0 (0.1) Other Expense (Income), Net (0.0) (0.0) (0.0) 0.0 (0.0) 0.1 (0.0) (0.0) 0.1 0.2 (0.0) 0.0 (0.5) (0.0) (0.5) (0.1) 0.1 0.2 (0.1) 0.1 Acquisition and Related Fees 0.0 0.0 0.0 1.6 1.7 0.0 0.0 0.0 0.0 0.0 0.0 1.0 0.5 0.0 1.5 0.0 0.0 0.0 0.0 0.0 Transaction costs 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.7 0.7 0.7 0.6 0.5 0.4 2.3 0.0 0.2 0.1 0.5 0.8 Golden Gate Mgmt Fees 0.1 0.2 0.3 0.2 0.7 0.2 0.3 0.2 0.2 0.8 0.2 (0.0) (0.0) 0.0 0.1 0.0 0.0 0.0 0.0 0.0 Provision for Income Taxes 0.1 0.3 (0.4) 0.2 0.1 0.1 0.4 0.1 (0.3) 0.2 0.0 0.1 0.1 (0.0) 0.2 0.5 (0.2) 0.2 0.3 0.8 Other non-recurring expenses 0.0 0.0 0.0 0.2 0.2 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.5 0.1 0.6 Adjusted EBITDA $ 2.4 $ 3.1 $ 3.2 $ 4.6 $ 13.3 $ 2.7 ($ 0.3) $ 2.7 $ 3.5 $ 8.5 ($ 0.2) ($ 2.6) ($ 6.3) ($ 7.0) ($ 16.0) ($ 8.3) ($ 5.6) ($ 1.5) $ 0.5 ($ 14.8) 20 Historical Quarterly Financials, cont. (Non-GAAP) Note: The quarterly financial information for 1Q 2019 through 4Q 2022 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

Historical Key Metrics

($ in millions)	2019 1Q	2019 2Q	2019 3Q	2019 4Q	2019 FY	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 FY
Quarterly Annual Recurring Revenue	$ 84.9	$ 90.8	$ 96.5	$ 102.0	**$ 102.0**	$ 107.5	$ 89.2	$ 101.5	$ 111.2	**$ 111.2**
Contract Revenue	$ 13.8	$ 14.3	$ 15.4	$ 16.3	**$ 59.9**	$ 16.9	$ 16.6	$ 18.2	$ 20.1	**$ 71.9**
Usage Revenue	7.2	8.1	8.6	9.0	**32.8**	9.6	5.9	7.1	8.1	**30.7**
Total Revenue	$ 21.0	$ 22.4	$ 24.0	$ 25.3	**$ 92.8**	$ 26.5	$ 22.5	$ 25.4	$ 28.1	**$ 102.5**
Usage Multiplier (Total/Contract Rev)	1.52x	1.56x	1.56x	1.55x	**1.55x**	1.57x	1.35x	1.39x	1.40x	**1.43x**
Net Revenue Retention (LTM)	119%	118%	116%	118%	**118%**	117%	113%	107%	106%	**106%**
DSO	61	64	56	58	**58**	53	50	49	44	**44**
GTM Headcount (Excl Contractors)	94	91	96	103	**103**	114	112	114	126	**126**
Headcount (Excl Contractors) (End of period)	417	424	438	461	**461**	420	424	430	436	**436**
GTM Headcount as % of Total	23%	21%	22%	22%	**22%**	27%	26%	27%	29%	**29%**

($ in millions)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 FY	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 FY
Quarterly Annual Recurring Revenue	$ 109.5	$ 113.5	$ 119.5	$ 123.5	**$ 123.5**	$ 125.8	$ 129.6	$ 137.8	$ 142.8	**$ 142.8**
Contract Revenue	$ 20.8	$ 22.4	$ 23.1	$ 24.3	**$ 90.5**	$ 25.2	$ 26.8	$ 28.0	$ 28.8	**$ 108.7**
Usage Revenue	7.2	6.5	7.5	7.5	**28.7**	6.9	6.2	7.3	6.9	**27.3**
Total Revenue	$ 27.9	$ 28.9	$ 30.5	$ 31.9	**$ 119.2**	$ 32.1	$ 33.0	$ 35.3	$ 35.7	**$ 136.0**
Usage Multiplier (Total/Contract Rev)	1.35x	1.29x	1.32x	1.31x	**1.32x**	1.27x	1.23x	1.26x	1.24x	**1.25x**
Net Revenue Retention (LTM)	99%	105%	107%	105%	**105%**	113%	108%	109%	113%	**113%**
DSO	47	49	50	57	**57**	54	53	49	49	**49**
GTM Headcount (Excl Contractors)	142	160	192	210	**210**	201	194	179	176	**176**
Headcount (Excl Contractors) (End of period)	535	574	639	672	**672**	659	645	623	627	**627**
GTM Headcount as % of Total	27%	28%	30%	31%	**31%**	31%	30%	29%	28%	**28%**

Note1: The quarterly financial information for 1Q 2019 through 4Q 2022 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports filed with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

Note2: Usage Revenue includes immaterial amounts of other revenue including professional services.

21 | PROPRIETARY | © LiveVox 2023 | LIVEVOX

© LiveVox 2023PROPRIETARY 22 Shares Outstanding at Various Share Prices Note: Footnotes to this slide are on the following page up to LVOX Share Price: $ 10.00 $ 12.00 $ 14.00 $ 16.00 $ 18.00 $ 20.00 $ 22.00 GGC and LiveVox Stockholders 67.1 67.1 67.1 67.1 67.1 67.1 67.1 Public Shareholders (inc. LiveVox Employees) 22.4 22.4 22.4 22.4 22.4 22.4 22.4 Crescent and affiliates 3.3 3.3 3.3 3.3 3.3 3.3 3.3 Shares Outstanding 92.7 92.7 92.7 92.7 92.7 92.7 92.7 Earn-out Shares: GGC and LiveVox Shareholders1 - - 1.7 3.3 5.0 5.0 5.0 Initial Stockholders2 - - 0.8 1.6 2.5 2.5 2.5 Finders Agreement3 - - 0.8 1.6 1.6 1.6 1.6 Forward Purchase Agreement Warrants4 - 0.0 0.1 0.2 0.3 0.4 0.4 SPAC Warrants5 - 0.5 2.2 3.5 4.5 4.5 4.5 Shares including Earn-out Shares and Warrants 92.7 93.3 98.3 102.9 106.7 106.8 106.8 Outstanding RSUs and PSUs, unvested6 7.4 7.4 7.8 8.4 9.0 9.0 9.0 Shares fully-diluted for Outstanding RSUs/PSUs 100.2 100.7 106.1 111.3 115.7 115.8 115.8 SHARES OUTSTANDING @ VARIOUS SHARE PRICES

© LiveVox 2023PROPRIETARY 23 Shares Outstanding at Various Share Prices, cont. 1. One-third of 5.0m shares are released from escrow when each of $12.50, $15.00 and $17.50 price levels are achieved. 2. Issued in 0.8m, 0.8m, and 1.0m amounts at each of $12.50, $15.00 and $17.50 price level, respectively. 3. Issued in 0.8m, 0.8m, and 0.1m amounts at each of $12.50, $15.00 and $17.50 price level, respectively. 4. 0.8m warrants with $11.50 strike price. Shown using the Treasury Method. 5. 12.5m warrants with $11.50 strike price and $18.00 redemption price. Shown using the Treasury Method. 6. Pursuant to the LiveVox Employee Equity Incentive Plan, 7.4m unvested Restricted Stock Units (RSUs) and 1.6m unvested Performance Stock Units (PSUs) have been granted to current employees and independent directors. Note: The information contained in these notes should be read in conjunction with our audited financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

© LiveVox 2023PROPRIETARY % of Revenue 2018 2019 2020 2021 2022` ` Long-Term Model Gross Margin 61% 63% 65% 61% 65% 75%+ S&M 19% 23% 26% 34% 37% ~30-35% R&D 16% 16% 19% 23% 20% ~15% G&A 12% 11% 12% 17% 19% ~5% Adjusted EBITDA 14% 14% 8% (13%) (11%) ~20%+ 24 Long-Term Operating Model Economies of scale Product-driven company requires continued investment Continued investment to drive topline growth Leverage fixed costs benefits from public cloud

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